Exhibit 99.1 Equity LifeStyle PropertiesExhibit 99.1 Equity LifeStyle Properties

Our Story • One of the nation’s largest real estate networks with 410 properties containing 153,549 sites in 32 states and British Columbia • Unique business model u Own the land u Low maintenance costs/customer turnover costs u Lease developed sites • High-quality real estate locations u More than 90 properties with lake, river or ocean frontage u More than 100 properties within 10 miles of coastal United States u Property locations are strongly correlated with population migration u Property locations in retirement and vacation destinations • Stable, predictable ﬁ nancial performance and fundamentals u Balance sheet ﬂ exibility • In business for more than 40 years 1Our Story • One of the nation’s largest real estate networks with 410 properties containing 153,549 sites in 32 states and British Columbia • Unique business model u Own the land u Low maintenance costs/customer turnover costs u Lease developed sites • High-quality real estate locations u More than 90 properties with lake, river or ocean frontage u More than 100 properties within 10 miles of coastal United States u Property locations are strongly correlated with population migration u Property locations in retirement and vacation destinations • Stable, predictable ﬁ nancial performance and fundamentals u Balance sheet ﬂ exibility • In business for more than 40 years 1

Property Locations 4 3 2 ME WA ND MT MN 4 3 OR VT WI NH 4 4 ID NY 3 MA SD MI WY 2 2 CA 3 RI 5 CT 7 6 6 6 NE IA PA NV IN OH 6 NJ UT 2 9 2 IL 16 DE WV CO MD KS 4 MO KY 7 VA AZ 4 11 NC TN OK 6 26 NM SC AR 6 AL GA MS TX LA 9 6 FL 18 12 42 9 16 14 13 10 2Property Locations 4 3 2 ME WA ND MT MN 4 3 OR VT WI NH 4 4 ID NY 3 MA SD MI WY 2 2 CA 3 RI 5 CT 7 6 6 6 NE IA PA NV IN OH 6 NJ UT 2 9 2 IL 16 DE WV CO MD KS 4 MO KY 7 VA AZ 4 11 NC TN OK 6 26 NM SC AR 6 AL GA MS TX LA 9 6 FL 18 12 42 9 16 14 13 10 2

Steady, Predictable Revenue Streams

Property/Site composition [(1)]

- 208 manufactured/resort home communities
  - 74,100 sites
- 191 RV resorts
  - 77,100 sites
    - Annuals 29,400
    - Seasonal 11,600
    - Transient 11,900
    - Membership sites 24,200

Property Operating Revenue Buckets [(2)]



Transient 5.9%
Seasonal 4.1%
Annual Right to Use 6.6%
Annual RV 15.9%
Annual MH 67.5%

All Annual Revenue = 90.0%

Notes:

(1) Property and site counts exclude Marina JV investment properties.

(2) Property operating revenue buckets reflect estimated 2018 property operating revenues, derivable from our guidance included in Exhibit 99.1 to the Form 8-K filed with the SEC on July 24, 2018 ("ELS Reports Second Quarter Results").

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RV Site Manufactured Home Our Lifestyle Options • Customers own the units they place on our sites u Manufactured homes u Resort cottages (park models) u Recreational vehicles • We offer a lifestyle and a variety of product options to meet our customers’ needs • We seek to create long-term relationships with our customers 4 RV Resort Cottage Tiny HouseRV Site Manufactured Home Our Lifestyle Options • Customers own the units they place on our sites u Manufactured homes u Resort cottages (park models) u Recreational vehicles • We offer a lifestyle and a variety of product options to meet our customers’ needs • We seek to create long-term relationships with our customers 4 RV Resort Cottage Tiny House

Favorable Customer Demographics • The population of people age 55 and older in the U.S. is expect ed to grow 22% from 2018 to 2033 • Roughly 10,000 Baby Boomers will turn 65 every day through 2030 U.S. Population Age 55 and Over (in millions) 120 120 100 100 80 80 New Residents 60 u MH Average age: 59 years 60 u RV Average age: 55 years 40 40 20 20 0 0 2018 2023 2028 2033 55-59 60-64 65-69 70-74 75+ Note: Sources: US Census, Released Dec 2014, Pew Research Center 2010 5Favorable Customer Demographics • The population of people age 55 and older in the U.S. is expect ed to grow 22% from 2018 to 2033 • Roughly 10,000 Baby Boomers will turn 65 every day through 2030 U.S. Population Age 55 and Over (in millions) 120 120 100 100 80 80 New Residents 60 u MH Average age: 59 years 60 u RV Average age: 55 years 40 40 20 20 0 0 2018 2023 2028 2033 55-59 60-64 65-69 70-74 75+ Note: Sources: US Census, Released Dec 2014, Pew Research Center 2010 5

10-Year Total Return Performance 500 Track Record 500 400 400 300 300 200 200 IPO Year - 1993 2018 Item 100 100 Properties 41 410 0 0 Sites 12,312 153,549 -100 -100 States 16 32 (1) Net Income Per Share $0.35 $2.41 S&P 500 (+180%) SNL US REIT Equity (+124%) ELS (+400%) ELS (+400%) S&P 500 (+180%) SNL US REIT Equity (+124%) (1) FFO Per Share $0.47 $3.89 (1) Normalized FFO Per Share $0.47 $3.87 Total Return Performance Since IPO (2) 5,000 Common Stock Price $6.44 $96.88 4,500 (3) Enterprise Value $296 million $11.5 billion 4,000 (4) 3,500 Dividend Paid Cumulative - $24.02 3,000 (5) Cumulative Total Return - 4,305% 2,500 (5) 2,000 S&P 500 Total Return - 989% 1,500 1,000 500 Notes: 0 (1) The 2018 amounts are the midpoint of an estimate range. See our guidance included in Exhibit 99.1 to the Form 8-K filed with the SEC on July 24, 2018. See pages 13 and 14 for the reconciliation and definition of FFO and Normalized FFO. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. ELS (+4,305%) S&P 500 (+989%) SNL US REIT (+1,196%) (2) The 1993 stock price is adjusted for stock splits; the 2018 price is the closing price as of August 31, 2018. (3) The 2018 enterprise value is as of August 31, 2018. See page 9. Notes: (4) Source: S&P Global. Includes dividends paid from IPO date of February 25,1993 through August 31, 2018 Source: S&P Global and adjusted for stock splits. (1) Total return calculation assumes dividend reinvestment. (5) Source: S&P Global from IPO through August 31, 2018 (calculation assumes common dividend reinvestment). (2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL’s coverage universe. (3) Stock price date from IPO as of August 31, 2018. 6 8/31/08 8/31/08 8/31/09 8/31/09 8/31/10 8/31/10 8/31/11 8/31/11 8/31/12 8/31/12 8/31/13 8/31/13 8/31/14 8/31/14 8/31/15 8/31/15 8/31/16 2/25/93 8/31/16 2/25/95 8/31/17 8/31/17 2/25/97 8/31/18 8/31/18 2/25/99 2/25/01 2/25/03 2/25/05 2/25/07 2/25/09 2/25/11 2/25/13 2/25/15 2/25/1710-Year Total Return Performance 500 Track Record 500 400 400 300 300 200 200 IPO Year - 1993 2018 Item 100 100 Properties 41 410 0 0 Sites 12,312 153,549 -100 -100 States 16 32 (1) Net Income Per Share $0.35 $2.41 S&P 500 (+180%) SNL US REIT Equity (+124%) ELS (+400%) ELS (+400%) S&P 500 (+180%) SNL US REIT Equity (+124%) (1) FFO Per Share $0.47 $3.89 (1) Normalized FFO Per Share $0.47 $3.87 Total Return Performance Since IPO (2) 5,000 Common Stock Price $6.44 $96.88 4,500 (3) Enterprise Value $296 million $11.5 billion 4,000 (4) 3,500 Dividend Paid Cumulative - $24.02 3,000 (5) Cumulative Total Return - 4,305% 2,500 (5) 2,000 S&P 500 Total Return - 989% 1,500 1,000 500 Notes: 0 (1) The 2018 amounts are the midpoint of an estimate range. See our guidance included in Exhibit 99.1 to the Form 8-K filed with the SEC on July 24, 2018. See pages 13 and 14 for the reconciliation and definition of FFO and Normalized FFO. The 1993 amount was determined from amounts presented in the 1996 Form 10-K. ELS (+4,305%) S&P 500 (+989%) SNL US REIT (+1,196%) (2) The 1993 stock price is adjusted for stock splits; the 2018 price is the closing price as of August 31, 2018. (3) The 2018 enterprise value is as of August 31, 2018. See page 9. Notes: (4) Source: S&P Global. Includes dividends paid from IPO date of February 25,1993 through August 31, 2018 Source: S&P Global and adjusted for stock splits. (1) Total return calculation assumes dividend reinvestment. (5) Source: S&P Global from IPO through August 31, 2018 (calculation assumes common dividend reinvestment). (2) SNL US REIT Equity; Includes all publicly traded (NYSE, NYSE Amex, NASDAQ, OTC BB, Pink Sheets) Equity REITs in SNL’s coverage universe. (3) Stock price date from IPO as of August 31, 2018. 6 8/31/08 8/31/08 8/31/09 8/31/09 8/31/10 8/31/10 8/31/11 8/31/11 8/31/12 8/31/12 8/31/13 8/31/13 8/31/14 8/31/14 8/31/15 8/31/15 8/31/16 2/25/93 8/31/16 2/25/95 8/31/17 8/31/17 2/25/97 8/31/18 8/31/18 2/25/99 2/25/01 2/25/03 2/25/05 2/25/07 2/25/09 2/25/11 2/25/13 2/25/15 2/25/17

Consistent Same Store 10% 9% NOI Growth and 8% ELS 7% Average Outperformance 4.0% 6% 5% Apartments 4% Average 3% 3.2% ELS has maintained Industry 2% Average positive same store 1% 3.1% 0% NOI growth in all -1% quarters since -2% at least Q3 1998. -3% -4% -5% -6% -7% -8% Note: (1) Source for Same Store NOI data: Citi Investment Research, August 2018. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty. 7 Q3 98 Q1 99 Q3 99 Q1 00 Q3 00 Q1 01 Q3 01 Q1 02 Q3 02 Q1 03 Q3 03 Q1 04 Q3 04 Q1 05 Q3 05 Q1 06 Q3 06 Q1 07 Q3 07 Q1 08 Q3 08 Q1 09 Q3 09 Q1 10 Q3 10 Q1 11 Q3 11 Q1 12 Q3 12 Q1 13 Q3 13 Q1 14 Q3 14 Q1 15 Q3 15 Q1 16 Q3 16 Q1 17 Q3 17 Q1 18 Q2 18Consistent Same Store 10% 9% NOI Growth and 8% ELS 7% Average Outperformance 4.0% 6% 5% Apartments 4% Average 3% 3.2% ELS has maintained Industry 2% Average positive same store 1% 3.1% 0% NOI growth in all -1% quarters since -2% at least Q3 1998. -3% -4% -5% -6% -7% -8% Note: (1) Source for Same Store NOI data: Citi Investment Research, August 2018. Earliest quarter collected by Citi is third quarter of 1998. “REIT Industry” includes an index of REITs across a variety of asset classes, including regional malls, shopping centers, multifamily, student housing, manufactured homes, self storage, office, industrial, mixed office and specialty. 7 Q3 98 Q1 99 Q3 99 Q1 00 Q3 00 Q1 01 Q3 01 Q1 02 Q3 02 Q1 03 Q3 03 Q1 04 Q3 04 Q1 05 Q3 05 Q1 06 Q3 06 Q1 07 Q3 07 Q1 08 Q3 08 Q1 09 Q3 09 Q1 10 Q3 10 Q1 11 Q3 11 Q1 12 Q3 12 Q1 13 Q3 13 Q1 14 Q3 14 Q1 15 Q3 15 Q1 16 Q3 16 Q1 17 Q3 17 Q1 18 Q2 18

Development Projects ViewPoint - AZ 201 MH Verde Valley - AZ 62 RV Westpark - AZ 18 MH Lake Conroe - TX 67 RV Crystal Lake - FL 139 MH 203 MH Orlando - FL 167 RV Colony Cove - FL Clover Leaf- FL 292 MH 66 MH 8Development Projects ViewPoint - AZ 201 MH Verde Valley - AZ 62 RV Westpark - AZ 18 MH Lake Conroe - TX 67 RV Crystal Lake - FL 139 MH 203 MH Orlando - FL 167 RV Colony Cove - FL Clover Leaf- FL 292 MH 66 MH 8

Loan Maturity as of June 30, 2018 Capital Structure As of August 31, 2018 (in millions) • Total enterprise value is $11.5 billion • Debt to enterprise value is 19.6% • $390 million available line of credit (1) OPUs $558.9, 4.8% Term Loan $200.0, 1.7% Line of Credit $10.0, 0.1% Mortgage Debt $2,042.6 12 4.6% (1) 17.8% Common $8,692.1 Average Years Weighted Average 75.6% to Maturity Interest Rate 6 REIT Average (2) Years to Maturity Notes: (1) Stock price as of August 31, 2018. (2) Source: S&P Global; Includes all publicly traded U.S. Equity REITs in S&P Global’s coverage 9 universe that stated total debt term to maturity. Results weighted by market capitalization.Loan Maturity as of June 30, 2018 Capital Structure As of August 31, 2018 (in millions) • Total enterprise value is $11.5 billion • Debt to enterprise value is 19.6% • $390 million available line of credit (1) OPUs $558.9, 4.8% Term Loan $200.0, 1.7% Line of Credit $10.0, 0.1% Mortgage Debt $2,042.6 12 4.6% (1) 17.8% Common $8,692.1 Average Years Weighted Average 75.6% to Maturity Interest Rate 6 REIT Average (2) Years to Maturity Notes: (1) Stock price as of August 31, 2018. (2) Source: S&P Global; Includes all publicly traded U.S. Equity REITs in S&P Global’s coverage 9 universe that stated total debt term to maturity. Results weighted by market capitalization.

Dividend

- **2018 – $2.20/share**[1]
  - 13% increase
  - 8% FFO growth
- **Dividend growth**
  - 5 year CAGR
    - ELS 17%[2]
    - REIT Average 6%[3]



Dividend per Share
$1.00 → $2.20(1)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2013
2014
2015
2016
2017
2018

- **Tax treatment of dividend**

ELS[4]
- 70% Ordinary Income
- 30% Capital Gains

REIT average[5]
- 70% Ordinary Income
- 10% Capital Gains
- 20% Return of Capital

Notes:
(1) On October 31, 2017, our Board approved setting the annual dividend rate for 2018 at $2.20 per common share.
(2) Compound average growth rate through 2018.
(3) Source: S&P Global; Includes all publicly traded U.S. Equity REITs in S&P Global's coverage universe that declared regular dividends during the period January 1, 2012 through December 31, 2017.
(4) Tax treatment of dividend in 2017.
(5) Source: Citi Research and NAREIT

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els

Funds From Operations $350 $332 • Committed Capital $303 Principal $300 $66 $261 Recurring Capex $68 $250 Dividend $44 $51 $40 $40 $200 $36 • Discretionary Capital $38 Acquisitions $37 $150 Working Capital $182 $100 Development $157 $137 $50 $ 2015 2016 2017 Residual FFO Recurring Capex Principal Payments Dividend Note: (1) See pages 13 and 14 for the reconciliation and defi nition of FFO. 11 1 Funds from Operations (in millions) 0Funds From Operations $350 $332 • Committed Capital $303 Principal $300 $66 $261 Recurring Capex $68 $250 Dividend $44 $51 $40 $40 $200 $36 • Discretionary Capital $38 Acquisitions $37 $150 Working Capital $182 $100 Development $157 $137 $50 $ 2015 2016 2017 Residual FFO Recurring Capex Principal Payments Dividend Note: (1) See pages 13 and 14 for the reconciliation and defi nition of FFO. 11 1 Funds from Operations (in millions) 0

Performance Update

- **203 Manufactured Home Communities**[1]
  - Core[2] occupancy of 94.6% as of 8/31/18
  - Core occupancy has grown 35 consecutive quarters through 6/30/18
  - Core community base rental income growth for the two months ended 8/31/18 is 4.4%[3]

- **190 RV Resorts**[1]
  - Core resort base rental income growth for the two months ended 8/31/18 is 6.4%[3]
  - Core rental income growth from annuals for the two months ended 8/31/18 is 7.1%[3]

Notes:
(1) Excludes joint venture properties.
(2) Core Portfolio is defined as properties acquired prior to December 31, 2016.
The Core Portfolio may change from time-to-time depending on acquisitions, dispositions and significant transactions or unique situations.
(3) Compared to the two months ended August 31, 2017.

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Safe Harbor Statement

Under the Private Securities Litigation Reform Act of 1995:

The forward-looking statements contained in this presentation are subject to certain economic risks and uncertainties described under the heading "Risk Factors" in our 2017 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2018. See our Form 8-K filed July 24, 2018 for the full text of our forward-looking statements. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events. All projections are based on 2018 budgets, reforecasts and pro forma expectations on recent investments.

Non-GAAP Financial Measures

Net Income to FFO and Normalized FFO Reconciliation (in millions)

	2013	2014	2015	2016	2017	2018 (1)
Net income available for common stockholders	**$106.9**	**$118.7**	**$130.1**	**$164.0**	**$189.9**	**$214.4**
Income allocated to common OP units	9.7	10.5	11.1	13.9	12.8	13.9
Deferral of right-to-use contracts + sales revenue and commission, net	3.3	2.9	2.7	2.9	3.8	5.5
Depreciation on real estate assets and other	102.7	101.2	104.0	108.0	112.6	119.3
Depreciation on rental homes	6.5	10.9	10.7	10.7	10.4	9.7
Depreciation on discontinued operations	1.5	–	–	–	–	–
Amortization of in-place leases	1.9	4.0	2.4	3.4	2.2	5.7
Gain on real estate	(41.5)	(1.5)	–	–	–	–
FFO available for common stock and OP unit holders	**191.0**	**246.7**	**261.0**	**302.9**	**331.7**	**368.5**
Change in fair value of contingent consideration asset	1.4	(0.1)	–	–	–	–
Transaction costs	2.0	1.6	1.1	1.2	0.7	–
Loss from early extinguishment of debt	37.9	5.1	16.9	–	2.7	–
Litigation settlement, net	–	–	–	2.4	–	–
Insurance proceeds due to catastrophic weather event	–	–	–	–	–	(2.1)
Preferred stock original issuance costs	–	–	–	–	(0.8)	–
Normalized FFO available for common stock and OP unit holders	**$232.3**	**$253.3**	**$279.0**	**$279.0**	**$335.9**	**$366.4**

Note:

(1) The 2018 amounts are the midpoint of an estimate range. See our guidance included in Exhibit 99.1 to the Form 8-K filed with the SEC on July 24, 2018.

13

Non-GAAP Financial Measures This presentation contains certain non-GAAP measures used by management that we believe are helpful in understanding our business, as further discussed in the paragraphs below. We believe investors should review these non-GAAP measures, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance. Our definitions and calculations of these non-GAAP financial and operating measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. These non-GAAP financial and operating measures do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. FUNDS FROM OPERATIONS (FFO). We define FFO as net income, computed in accordance with GAAP, excluding gains and actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, impairments, if any, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with our interpretation of standards established by the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We receive up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of non-refundable right-to-use payments, we believe that it is appropriate to adjust for the impact of the deferral activity in our calculation of FFO. NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO). We define Normalized FFO as FFO excluding the following non-operating income and expense items: a) gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs; b) property acquisition and other transaction costs related to business combinations; and c) other miscellaneous non-comparable items. Normalized FFO presented herein is not necessarily comparable to Normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount. We believe that FFO and Normalized FFO are helpful to investors as supplemental measures of the performance of an equity REIT. We believe that by excluding the effect of depreciation, amortization, impairments, if any, and actual or estimated gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We further believe that Normalized FFO provides useful information to investors, analysts and our management because it allows them to compare our operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences not related to our operations. For example, we believe that excluding the early extinguishment of debt, property acquisition and other transaction costs related to business combinations from Normalized FFO allows investors, analysts and our management to assess the sustainability of operating performance in future periods because these costs do not affect the future operations of the properties. In some cases, we provide information about identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items. 14Non-GAAP Financial Measures This presentation contains certain non-GAAP measures used by management that we believe are helpful in understanding our business, as further discussed in the paragraphs below. We believe investors should review these non-GAAP measures, along with GAAP net income and cash flow from operating activities, investing activities and financing activities, when evaluating an equity REIT’s operating performance. Our definitions and calculations of these non-GAAP financial and operating measures and other terms may differ from the definitions and methodologies used by other REITs and, accordingly, may not be comparable. These non-GAAP financial and operating measures do not represent cash generated from operating activities in accordance with GAAP, nor do they represent cash available to pay distributions and should not be considered as an alternative to net income, determined in accordance with GAAP, as an indication of our financial performance, or to cash flow from operating activities, determined in accordance with GAAP, as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make cash distributions. FUNDS FROM OPERATIONS (FFO). We define FFO as net income, computed in accordance with GAAP, excluding gains and actual or estimated losses from sales of properties, plus real estate related depreciation and amortization, impairments, if any, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. We compute FFO in accordance with our interpretation of standards established by the National Association of Real Estate Investment Trusts (NAREIT), which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently than we do. We receive up-front non-refundable payments from the entry of right-to-use contracts. In accordance with GAAP, the upfront non-refundable payments and related commissions are deferred and amortized over the estimated customer life. Although the NAREIT definition of FFO does not address the treatment of non-refundable right-to-use payments, we believe that it is appropriate to adjust for the impact of the deferral activity in our calculation of FFO. NORMALIZED FUNDS FROM OPERATIONS (NORMALIZED FFO). We define Normalized FFO as FFO excluding the following non-operating income and expense items: a) gains and losses from early debt extinguishment, including prepayment penalties and defeasance costs; b) property acquisition and other transaction costs related to business combinations; and c) other miscellaneous non-comparable items. Normalized FFO presented herein is not necessarily comparable to Normalized FFO presented by other real estate companies due to the fact that not all real estate companies use the same methodology for computing this amount. We believe that FFO and Normalized FFO are helpful to investors as supplemental measures of the performance of an equity REIT. We believe that by excluding the effect of depreciation, amortization, impairments, if any, and actual or estimated gains or losses from sales of real estate, all of which are based on historical costs and which may be of limited relevance in evaluating current performance, FFO can facilitate comparisons of operating performance between periods and among other equity REITs. We further believe that Normalized FFO provides useful information to investors, analysts and our management because it allows them to compare our operating performance to the operating performance of other real estate companies and between periods on a consistent basis without having to account for differences not related to our operations. For example, we believe that excluding the early extinguishment of debt, property acquisition and other transaction costs related to business combinations from Normalized FFO allows investors, analysts and our management to assess the sustainability of operating performance in future periods because these costs do not affect the future operations of the properties. In some cases, we provide information about identified non-cash components of FFO and Normalized FFO because it allows investors, analysts and our management to assess the impact of those items. 14

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